INCOME TAXES	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
INCOME TAXES
11.	INCOME TAXES

Generally, accounting standards require companies to provide for income taxes each quarter based on their estimate of the effective tax rate for the full year. The authoritative guidance for accounting for income taxes allows use of the discrete method when it provides a better estimate of income tax expense. Due to the Company’s valuation allowance position, it is the Company’s position that the discrete method provides a more accurate estimate of income tax expense and therefore income tax expense for the current quarter has been presented using the discrete method. As the year progresses, the Company refines its estimate based on the facts and circumstances by each tax jurisdiction. The following table summarizes income tax expense on loss from continuing operations and the effective tax rate for three- and nine-month periods ended September 30, 2021 and 2020:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
	(unaudited)		(unaudited)
(Benefit) provision for income tax	$(714)	$14	$(684)	$43
Effective income tax rate	16.9%	0.2%	5.8%	0.2%

The Company participated in the State of New Jersey’s Technology Business Tax Certificate Transfer Program (the “Program”) sponsored by The New Jersey Economic Development Authority. The Program enables approved biotechnology companies with unused net operating losses (NOLs) and unused research and development credits to sell these benefits for at least 80% of the value of the tax benefits to unaffiliated, profitable corporate taxpayers in the State of New Jersey. The Program is administered by The New Jersey Economic Development Authority and the New Jersey Department of the Treasury’s Division of Taxation. In July 2021, the Company completed the sale of NOLs totaling approximately $0.7 million. This amount is a current state tax benefit and is reflected in the statement of operations for the three- and nine-months ended September 30, 2021. Income tax expense for both the three- and nine-month periods ended September 30, 2020 was primarily due to minimum state and local taxes.

17. Income Taxes

The benefit from income taxes on continuing operations for the years ended December 31, 2020 and 2019 is comprised of the following:

	2020	2019
Current:
Federal	$-	$(46)
State	16	-
Total current	16	(46)

Deferred:
Federal	23	11
State	14	7
Total deferred	37	18
Benefit from income taxes	$53	$(28)

The Company performs an analysis each year to determine whether the expected future income will more likely than not be sufficient to realize the deferred tax assets. The Company’s recent operating results and projections of future income weighed heavily in the Company’s overall assessment. As a result of this analysis, the Company continues to maintain a full valuation allowance against its federal and state net deferred tax assets at December 31, 2020 as the Company believes that it is more likely than not that these assets will not be realized. In the current year, the company maintains a full valuation allowance in consolidation and no separate company deferred tax liability recorded will be recorded.

The tax effects of significant items comprising the Company’s deferred tax assets and (liabilities) as of December 31, 2020 and 2019 are as follows:

	2020	2019
Deferred tax assets:
Federal net operating loss carryforwards	$17,015	$11,664
State net operating loss carryforwards	2,953	1,834
Compensation	1,492	1,399
Allowances and reserves	436	457
Intangible assets	292	589
State taxes	900	848
Credit carryforward	229	229
163(j) interest	745	141
Leases	54	23
Deferred revenue	95	88
Valuation allowance	(23,684)	(17,027)
	527	245
Deferred tax liability:

Property and equipment	(582)	(263)
Deferred tax liability-net valuation allowance	$(55)	$(18)

The Company’s deferred tax asset and deferred tax liabilities are included within Other long-term liabilities, respectively, within the consolidated balance sheet as of December 31, 2020 and 2019. Federal tax attribute carryforwards at December 31, 2020, consist primarily of approximately $81.0 million of federal net operating losses. In addition, the Company has approximately $48.3 million of state net operating losses carryforwards. The utilization of the federal carryforwards as an available offset to future taxable income is subject to limitations under federal income tax laws. Under current federal income tax law, federal NOLs incurred in tax years beginning after December 31, 2017 may be carried forward indefinitely, but the deductibility of such federal NOLs is limited to 80% of Federal Taxable Income, and current state net operating losses not utilized begin to expire this year.

The NOL carry forwards are subject to review and possible adjustment by the Internal Revenue Service and state tax authorities. NOL, and tax credit carry forwards may become subject to an annual limitation in the event of certain cumulative changes in the ownership interest of significant stockholders over a three year period in excess of 50%, as defined under Sections 382 and 383 of the Internal Revenue Code of 1986, as amended, or the Code, as well as similar state tax provisions. The amount of the annual limitation, if any, will be determined based on the value of our company immediately prior to an ownership change. Subsequent ownership changes may further affect the limitation in future years. Additionally, U.S. tax laws limit the time during which these carry forwards may be applied against future taxes, therefore, we may not be able to take full advantage of these carry forwards for federal income tax purposes. During 2020, the Company completed an assessment of the available NOLs under Section 382 and determined that the Company underwent an ownership change in 2017 and as a result, NOLs attributable to the pre-ownership change are subject to a substantial annual limitation under Section 382 of the Internal Revenue Code due to the ownership changes. The Company has adjusted their NOL carryforwards to address the impact of the 382 ownership change. This resulted in a reduction of available Federal and State NOLs of $153.8 million and $60.6 million, respectively.

A reconciliation of the difference between the federal statutory tax rates and the Company’s effective tax rate from continuing operations is as follows:

	2020	2019
Federal statutory rate	21.0%	21.0%
State income tax rate, net of Federal tax benefit	4.0%	3.0%
Meals and entertainment	(0.1)%	(0.2)%
Valuation allowance	(25.0)%	(23.8)%
Naked credit	(0.1)%	(0.1)%
Discontinued operations allocation	0.0%	0.2%
Effective tax rate	(0.2)%	0.1%

The following table summarizes the change in uncertain tax benefit reserves for the two years ended December 31, 2020:

Unrecognized
Tax Benefits

Balance of unrecognized benefits as of January 1, 2019	$877
Additions for tax positions of prior years	-
Balance as of January 1, 2020	$877
Additions for tax positions of prior years	-
Balance as of December 31, 2020	$877

As of December 31, 2020 and 2019, the total amount of gross unrecognized tax benefits was $0.9 million and $0.9 million, respectively. The total amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate as of December 31, 2020 and 2019 was $0.9 million and $0.9 million, respectively.

The Company recognized interest and penalties of $0.3 million and $0.3 million, respectively, related to uncertain tax positions in income tax expense during each of the years ended December 31, 2020 and 2019. At December 31, 2020 and 2019, accrued interest and penalties, net were $3.4 million and $3.1 million, respectively, and included in the Other long-term liabilities in the consolidated balance sheets.

Management plans to commence filing tax clearance certificates in states and related tax jurisdictions in which un-recognized tax benefits attributable to its former operating entities are recorded as long-term liabilities on the accompanying balance sheet. This process can range from 6 to 18 months before the Company receives clearance as to balances, if any, it may owe to a particular state or tax jurisdiction. Upon receipt and acknowledgment from a state or tax jurisdiction, the Company will settle the remaining obligation or reverse the recorded amount owed during the period in which the tax clearance certificate is obtained.

The Company and its subsidiaries file a U.S. Federal consolidated income tax return and consolidated and separate income tax returns in numerous states and local tax jurisdictions. The following tax years remain subject to examination as of December 31, 2020:

Jurisdiction	Tax Years
Federal	2016 - 2020
State and Local	2015 - 2020

To the extent there was a failure to file a tax return in a previous year; the statute of limitation will not begin until the return is filed. There were no examinations in process by the Internal Revenue Service as of December 31, 2020. In 2014, the Company was selected for examination by the Internal Revenue Service for the tax periods ending December 31, 2012 and December 31, 2011 that concluded in 2016 with no adjustments.

The Tax Cuts and Jobs Act (the “TCJA”) was enacted on December 22, 2017 and became effective for tax years beginning after December 31, 2017. The TCJA had significant changes to U.S. tax law, lowering U.S. corporate income tax rates, implementing a territorial tax system, imposing a one-time transition tax on deemed repatriated earnings of foreign subsidiaries and modified the taxation of other income and expense items.

The TCJA reduces the U.S. corporate income tax rate from 34% to 21%, effective January 1, 2018. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to reverse. As a result of the reduction in the U.S. corporate income tax rate from 34% to 21% under the TCJA, we revalued deferred tax assets, net as of December 31, 2017. The tax impact of revaluation of the deferred tax assets, net was $22,768,303, which was wholly offset by a corresponding reduction in our valuation allowance of $22,768,303 resulting in a no net impact to our income tax expense.

Due to the timing of the new tax law and the substantial changes it brings, the staff of the Securities and Exchange Commission (the “SEC”) issued Staff Accounting Bulletin No. 118 (“SAB 118”), which provides registrants a measurement period to report the impact of the new US tax law. During the measurement period, provisional amounts for the effects of the law are recorded to the extent a reasonable estimate can be made. To the extent that all information necessary is not available, prepared or analyzed, companies may recognize provisional estimated amounts for a period of up to one year following enactment of the TCJA. The Company did not have any changes to provisional estimates.